SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                          ------------

                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                          ------------


        Date of Report (Date of earliest event reported):
                       SEPTEMBER 16, 1996


                         L.A. GEAR, INC.
     (Exact name of registrant as specified in its charter)


                           CALIFORNIA
         (State or other jurisdiction of incorporation)


                             1-10157
                    (Commission File Number)


                           95-3375118
                (IRS Employer Identification No.)


   2850 OCEAN PARK BOULEVARD, SANTA MONICA, CALIFORNIA  90405
      (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code:
                         (310) 452-4327

                         NOT APPLICABLE
  (Former name or former address, if changed since last report)

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                       Page 1 of 12 pages.
              The exhibit index appears on page 4.

Item 5.      Other Events.
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     On September 16, 1996, L.A. Gear California, Inc.
("Borrower"), a wholly-owned subsidiary of L.A. Gear, Inc. (the "Company"), entered into the Seventh Amendment to Loan and Security Agreement effective as of August 31, 1996 (the "Seventh Amendment"), which amends the Loan and Security Agreement, dated as of November 22, 1993, by and between Borrower and BankAmerica Business Credit, Inc. ("Lender"), as amended to date (the "Loan Agreement"), pursuant to which Lender provides to Borrower a revolving line of credit facility for loans and letters of credit.

     The Seventh Amendment amends the Loan Agreement to, among other things (a) extend the term of the Loan Agreement for an additional three years, to November 30, 1999; (b) reduce the maximum amount available for borrowing at any time from $75 million to $50 million; (c) increase the amount of aggregate cash borrowings permitted to be outstanding at any time from $10 million to $20 million; (d) with respect to the minimum Adjusted Tangible Net Worth required under the Loan Agreement, (i) reduce the minimum Adjusted Tangible Net Worth generally required under the Loan Agreement, (ii) restrict the payment of dividends on the Company's Series B Cumulative Convertible Preferred Stock if the level of Adjusted Tangible Net Worth is below certain thresholds, and (iii) reduce the amount of the available Borrowing Base if the level of Adjusted Tangible Net Worth is below certain thresholds; (e) adjust the formula for calculating the Borrowing Base; (f) increase the amount of permitted intercompany advances; and (g) revise the fee structure.

     The foregoing description of the Seventh Amendment is qualified in its entirety by reference to the full text of the Seventh Amendment, filed as Exhibit 99.11 hereto and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Financial Statements of Business Acquired.
               Not applicable.

          (b)  Pro Forma Financial Information.
               Not applicable.

          (c)  Exhibits.

          99.11 Seventh Amendment to Loan and Security Agreement dated as of September 16, 1996, by and between L.A. Gear California, Inc. and BankAmerica
               Business Credit, Inc.

                           SIGNATURES
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          Pursuant to the requirements of the Securities
Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  L.A. GEAR, INC.



Dated:  September 16, 1996          By:   /s/ William L. Benford
                                        ---------------------------
                                          William L. Benford
                                          President and Chief
                                             Operating Officer


                          EXHIBIT INDEX
                          -------------

  Exhibit                                                Page
    No.               Document                           No.
  -------             --------                           ----

  99.11        Seventh Amendment to Loan and Security
               Agreement dated as of September 16, 1996
               by and between L.A. Gear California,
               Inc. and BankAmerica Business
               Credit, Inc.                                5